UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2024

HOMETRUST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35593	45-5055422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Woodfin Street, Asheville, North Carolina	28801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (828) 259-3939

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTBI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 20, 2024, F.K. McFarland, III retired as a director of HomeTrust Bancshares, Inc. (the "Company"), the holding company for HomeTrust Bank (the "Bank"), effective at the completion of the Company's annual meeting of stockholders held that day (the "Annual Meeting"). Mr. McFarland also retired as a director of the Bank.
Item 5.07    Submission of Matters to a Vote of Security Holders
The voting results of the Annual Meeting were as follows:
Proposal 1:    Election of six directors:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jesse J. Cureton, Jr.	13,086,014	401,378	2,075,773
Bonnie V. Hancock	13,112,382	375,010	2,075,773
Dwight L. Jacobs	13,049,915	437,477	2,075,773
John A. Switzer	13,069,074	418,318	2,075,773
C. Hunter Westbrook	13,050,867	436,525	2,075,773
Richard T. Williams	12,728,428	758,964	2,075,773
The Company’s directors are elected by a plurality of the votes cast. Accordingly, each of the individuals named above was elected to the term for which they were nominated (a three-year term in the case of Ms. Hancock and Messrs. Switzer, Westbrook and Williams and a two-year term in the case of Messrs. Cureton and Jacobs).
Proposal 2:    Advisory (non-binding) vote on executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,899,834	452,123	135,435	2,075,773
The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.
Proposal 3:    An advisory (non-binding) vote on the frequency of future advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
11,897,413	153,017	1,270,365	166,597	2,075,773
In light of the results of the vote on this item, the Company has determined that it will hold an advisory vote on executive compensation every year until the next required vote on the frequency of advisory votes on executive compensation.
Proposal 4:    Ratification of the appointment of FORVIS, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,213,951	226,581	122,633	0
The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETRUST BANCSHARES, INC.

Date: May 21, 2024	By:	/s/ Tony J. VunCannon
Tony J. VunCannon
Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

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